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                                                                    EXHIBIT 21.1

                        The following companies will constitute all of the subsidiaries of the Registrant as of the consummation of the Offering:

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                                                 State or other Jurisdiction of
Subsidiary                                       Incorporation or Organization
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NATCO Holdings, Inc. (1)                     Delaware
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NATCO Singapore Pte. Ltd. (2)                Singapore
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NATCO (U.K.) Ltd. (3)                        United Kingdom
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NATCO Oilfield Construction, Inc. (2)        California
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Oilfield Construction Company, Inc. (4)      California
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National Tank Company (2)                    Delaware
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NATCO Japan Company, Ltd. (5)                Japan
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National Tank Company S.A. (6)               Venezuela
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NATCO Canada, Ltd. (6)                       Canada
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NATCO London, Inc. (6)                       Delaware
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Total Engineering Services Team, Inc. (6)    Louisiana
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TEST, Inc. (7)                               Louisiana
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TEST International (7)                       Cayman Islands
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TEST International E.C. (7)                  Bahrain
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TEST Saudi Arabia Ltd. (8)                   Saudi Arabia
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(1) Wholly-owned subsidiary of the Registrant
(2) Wholly-owned subsidiary of NATCO Holdings, Inc.
(3) 99%-owned subsidiary of NATCO Holdings, Inc.
(4) Wholly-owned subsidiary of NATCO Oilfield Construction, Inc.
(5) 85%-owned subsidiary of National Tank Company
(6) Wholly-owned subsidiary of National Tank Company
(7) Wholly-owned subsidiary of Total Engineering Services Team, Inc.
(8) 50%-owned subsidiary of Total Engineering Services Team, Inc.